UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report: (Date of earliest event reported) June 10, 2005

RF INDUSTRIES, LTD.
(Name of small business issuer in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)
7610 Miramar Road, Bldg. 6000, San Diego, California 92126-4202 (Address of Principal Executive Offices) (858) 549-6340 (Registrant’s Telephone Number)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 10, 2005, RF Industries, Ltd. (the “Registrant”) agreed to a new employment arrangement with Howard Hill, currently the Registrant’s President and Chief Executive Officer. Under the new employment agreement, Mr. Hill will serve as the Registrant’s President and Chief Executive Officer for three one-year periods. The new employment agreement will go into effect on June 20, 2005 and will provide for an annual salary of $175,000. Either Mr. Hill or the Registrant can terminate the employment agreement at each of the first and second anniversaries of the agreement. The employment agreement, if still in effect, will expire on June 20, 2008.

On June 10, 2005, the Registrant’s Board of Directors also approved a $50,000 bonus for Mr. Hill for his services rendered during the past year. The $50,000 bonus is payable $25,000 during the third fiscal quarter of the current fiscal year, and $25,000 is payable in the fourth fiscal quarter of the current fiscal year ending October 31, 2005.

Item 2.02 Results of Operations and Financial Condition

On June 14, 2005, the Registrant issued a press release announcing its financial results for the second quarter ended April 30, 2005. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 24, 2005, the Registrant engaged the services of William T. Gochnauer as its part-time, interim, acting Chief Financial Officer, to assist the Registrant in implementing new accounting procedures, including those required under the Sarbanes-Oxley Act of 2002. The Registrant has been recruiting a permanent Chief Financial Officer and is evaluating certain candidates. Accordingly, Mr. Gochnauer tendered his resignation as the Chief Financial Officer of the Registrant, effective June 14, 2005. Mr. Gochnauer may, however, on a part-time consulting basis continue to provide certain financial and accounting services to Registrant until the permanent Chief Financial Officer takes office. Until a permanent Chief Financial Officer takes office, Mr. Hill, the Registrant’s President and Chief Executive Officer, will assume the title of Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 14, 2005 announcing to the financial results for the fiscal quarter ended April 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 15, 2005
By:/s/ Howard Hill Howard Hill President, Chief Executive Officer